SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Unisys Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 29, 2010

UNISYS CORPORATION
UNISYS CORPORATION
UNISYS WAY
BLUE BELL, PA 19424

Meeting Information
Meeting Type:          Annual Meeting
For holders as of:    March 1, 2010
Date:    April 29, 2010     Time: 9:30 a.m. EDT

Location:	Philadelphia Marriott West 111 Crawford Avenue West Conshohocken, PA 19428
For meeting directions, please access website: www.unisys.com/investor
You are receiving this communication because you hold shares in Unisys Corporation and the materials you should review before you cast your vote are now available.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
Notice of 2010 Annual Meeting and Proxy Statement          2009 Annual Report
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 15, 2010 to facilitate timely delivery.
—  How To Vote  —
Please Choose One of the Following Voting Methods
Vote In Person: At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Internet voting is available until 11:59 p.m. Eastern Time the day before the cut-off or annual meeting date.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 THROUGH 6

1.
Approval of amendments to the Company’s Restated Certificate of Incorporation and Bylaws to declassify the Board of Directors and provide for the annual election of all directors beginning at the 2011 Annual Meeting of Stockholders

2.	Approval of an amendment to the Company’s Bylaws to increase the mandatory retirement age for directors from age 70 to age 72

3.	Approval of amendments to the Company’s Restated Certificate of Incorporation and Bylaws to decrease the minimum and maximum number of directors that may comprise the Board of Directors

4.	Election of Directors Nominees:

	4a	)	Henry C. Duques

	4b	)	Theodore E. Martin

	4c	)	Charles B. McQuade

5.	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010

6.	Approval of the Unisys Corporation 2010 Long-Term Incentive and Equity Compensation Plan

To: The Record Stockholders of Unisys Corporation as of the Close of Business on March 1, 2010.
In accordance with Section 242 of the Delaware General Corporation Law, Unisys Corporation hereby provides notice that it is submitting proposed amendments (Items 1 and 3) to the Restated Certificate of Incorporation of the Corporation to its stockholders at its 2010 Annual Meeting of Stockholders. The text of the proposed amendments is set forth below (proposed deletions are indicated by strike-throughs and proposed additions are indicated by underlining):
Text of Proposed Amendments to
Article VI, Sections 2, 4 and 5 of
Restated Certificate of Incorporation of
Unisys Corporation
(Item 1)*
     Section 2. Terms. The directors, other than those who may be elected by the holders of any ~~class or~~ series of ~~stock having a preference over the Common Stock as to dividends or upon liquidation, shall be divided into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 1985~~ Preferred Stock, shall, commencing with the Annual Meeting of Stockholders~~, the term of office of the second class to expire at the 1986~~ scheduled to be held in calendar year 2011 (the “2011 Annual Meeting”), be elected at each Annual Meeting of Stockholders ~~and the term of office of the third class to expire at the 1987 Annual Meeting of Stockholders. At each~~for a term expiring at the next Annual Meeting of Stockholders following ~~such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election.~~their election and shall remain in office until their successors shall have been elected and qualified or until their earlier death, resignation, retirement, disqualification or removal. The term of office of each director serving on the Board of Directors immediately prior to the election of directors at the 2011 Annual Meeting (other than any directors elected by holders of Preferred Stock) shall expire at the 2011 Annual Meeting, notwithstanding that any such director may have been elected for a term that extended beyond the date of the 2011 Annual Meeting, but such director may remain in office beyond the expiration of such term expiring at the 2011 Annual Meeting until a successor is elected and qualified or until such director’s earlier death, resignation, retirement, disqualification or removal.
     Section 4. Newly Created Directorships and Vacancies. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office, ~~and directors so chosen~~even if less than a quorum. Any director so chosen (other than a director elected by holders of Preferred Stock) shall hold office for a term expiring at the next Annual Meeting of Stockholders ~~at which the term of the class to which they have been elected expires~~ following his or her election and shall remain in office until such director’s successor shall have been elected and qualified or until such director’s earlier death, resignation, retirement, disqualification or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
     Section 5. Removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, ~~but only for~~with or without cause ~~and only~~, by the affirmative vote of the holders of at least 80% of the voting power of all of the shares of the Corporation entitled to vote ~~generally in the election of directors~~thereon, voting together as a single class.

*	Conforming amendments will be made to the Bylaws of Unisys Corporation

Text of Proposed Amendments to
Article VI, Section 1 of
Restated Certificate of Incorporation of
Unisys Corporation
(Item 3)*
     Section 1. Number. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors which, subject to any right of the holders of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, shall consist of not less than ~~10~~7 nor more than ~~20~~15 persons. The exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors.

*	Conforming amendments will be made to the Bylaws of Unisys Corporation